                                                                    EXHIBIT 99.9

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[205,021,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                                       [ ]
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                                          PROPERTY TYPE AS % OF CUR BAL PER BAND
                                    % OF      % OF        LARGEST                     ----------------------------------------------
   FICO     LOAN       CURRENT      TOTAL      TOTAL    STATE CONCEN.  LARGEST  W.A.         MANUFACTURED           SINGLE   MULTI /
   BAND     COUNT      BALANCE     CUR BAL  LOAN COUNT   AS % OF CB     STATE   FICO  CONDO    HOUSEING     PUD     FAMILY  2-4 UNIT
   ----     -----      -------     -------  ----------  -------------  -------  ----  -----  ------------   ---     ------  --------

<= 460          9      229,500.59    0.11       0.16         29.42        TX     NA    4.37      0.00       16.54    79.09    0.00
461 - 480
481 - 500
501 - 520       1       11,730.57    0.01       0.02        100.00        AZ     510   0.00      0.00      100.00     0.00    0.00
521 - 540       5      115,709.48    0.06       0.09         56.19        AZ     530   0.00      0.00       94.82     0.00    5.18
541 - 560      68      791,337.95    0.39       1.20         24.32        CA     555   5.79      0.00        4.37    84.62    5.21
561 - 580     280    4,441,147.53    2.17       4.94         22.99        CA     573   4.79      0.00        9.08    84.98    1.15
581 - 600     501   15,170,769.33    7.40       8.84         34.72        CA     591   6.97      0.00        3.71    86.01    3.30
601 - 620     388   12,278,234.22    5.99       6.84         28.71        CA     611  11.66      0.00        8.79    73.32    6.23
621 - 640     845   31,685,585.13   15.45      14.91         36.78        CA     631  10.49      0.00        8.63    75.31    5.57
641 - 660   1,112   42,269,256.12   20.62      19.62         33.58        CA     650   8.22      0.00        9.07    77.43    5.28
661 - 680     980   38,938,665.14   18.99      17.29         37.95        CA     670  11.52      0.00        9.92    69.81    8.75
681 - 700     570   22,903,117.01   11.17      10.05         41.41        CA     690  10.24      0.04       12.08    70.08    7.57
701 - 720     345   13,392,324.85    6.53       6.09         47.10        CA     710  13.30      0.00        8.90    70.02    7.79
721 - 740     247   10,457,793.57    5.10       4.36         53.39        CA     730   9.04      0.00        6.44    74.89    9.63
741 - 760     170    7,074,237.87    3.45       3.00         49.28        CA     750  12.55      0.00       11.51    61.25   14.69
> 760         148    5,262,449.14    2.57       2.61         50.40        CA     776  11.63      0.00        9.92    64.95   13.50
TOTAL       5,669  205,021,858.50  100.00     100.00         38.13        CA     661  10.06      0.00        9.09    73.88    6.98


               %         %     OCC STATUS AS % OF CUR BAL PER BAND   % OF CB     % OF CB
   FICO     CUR BAL   CUR BAL  -----------------------------------     WITH        WITH       W.A.      W.A.   % OF CB  % OF CB
   BAND     <75,000  >=75,000  INVESTOR      PRIMARY      2ND HOME  DTI <50.0%  DTI>=50.0%   COUPON    CLTV   1ST LIEN  2ND LIEN
   ----     -------  --------  --------      -------      --------  ----------  ----------   ------    ----   --------  --------

<= 460      100.00      0.00      0.00        100.00         0.00     100.00       0.00      11.912   100.00    0.00     100.00
461 - 480
481 - 500
501 - 520   100.00      0.00      0.00        100.00         0.00     100.00       0.00      12.990    94.98    0.00     100.00
521 - 540   100.00      0.00      0.00        100.00         0.00     100.00       0.00      12.594    98.67    0.00     100.00
541 - 560   100.00      0.00      2.69         93.20         4.11      85.30      14.70      12.365    94.72    0.00     100.00
561 - 580    98.06      1.94      0.82         99.01         0.17      92.94       7.06      12.273    97.54    0.00     100.00
581 - 600    89.52     10.48      0.75         99.04         0.21      90.41       9.59      11.536    99.27    0.00     100.00
601 - 620    89.40     10.60      1.76         98.09         0.15      92.63       7.37      11.340    98.62    0.00     100.00
621 - 640    83.75     16.25      0.67         99.29         0.04      94.52       5.48      11.296    99.11    0.00     100.00
641 - 660    82.97     17.03      1.50         98.45         0.05      95.69       4.31      11.096    99.15    0.00     100.00
661 - 680    81.29     18.71      2.79         97.18         0.03      97.72       2.28      10.656    99.18    0.00     100.00
681 - 700    82.53     17.47      3.66         96.26         0.07      96.01       3.99      10.262    98.77    0.00     100.00
701 - 720    90.82      9.18      3.95         95.19         0.85      99.31       0.69      10.074    98.98    0.00     100.00
721 - 740    79.49     20.51      3.04         96.56         0.40      96.13       3.87       9.986    98.92    0.00     100.00
741 - 760    74.69     25.31      5.59         93.74         0.67      97.81       2.19       9.752    98.86    0.00     100.00
> 760        87.96     12.04      7.00         92.45         0.55      97.36       2.64       9.855    99.05    0.00     100.00
TOTAL        84.19     15.81      2.33         97.48         0.19      95.64       4.36      10.828    99.00    0.00     100.00


                                                              W.A. MI LTV   W.A. LTV
   FICO     1ST LIEN  2ND LIEN   AVE CB    AVE CB    % OF CB   OF LOANS     OF LOANS
   BAND       LTV       CLTV    1ST LIEN  2ND LIEN   WITH MI    WITH MI      WITH MI
   ----       ---       ----    --------  --------   -------    -------      -------
<= 460        0.00     100.00     0.00    25,500.07    0.00      0.00         0.00
461 - 480
481 - 500
501 - 520     0.00      94.98     0.00    11,730.57    0.00      0.00         0.00
521 - 540     0.00      98.67     0.00    23,141.90    0.00      0.00         0.00
541 - 560     0.00      94.72     0.00    11,637.32    0.00      0.00         0.00
561 - 580     0.00      97.54     0.00    15,861.24    0.00      0.00         0.00
581 - 600     0.00      99.27     0.00    30,280.98    0.00      0.00         0.00
601 - 620     0.00      98.62     0.00    31,644.93    0.00      0.00         0.00
621 - 640     0.00      99.11     0.00    37,497.73    0.00      0.00         0.00
641 - 660     0.00      99.15     0.00    38,011.92    0.00      0.00         0.00
661 - 680     0.00      99.18     0.00    39,733.33    0.00      0.00         0.00
681 - 700     0.00      98.77     0.00    40,180.91    0.00      0.00         0.00
701 - 720     0.00      98.98     0.00    38,818.33    0.00      0.00         0.00
721 - 740     0.00      98.92     0.00    42,339.25    0.00      0.00         0.00
741 - 760     0.00      98.86     0.00    41,613.16    0.00      0.00         0.00
> 760         0.00      99.05     0.00    35,557.09    0.00      0.00         0.00
TOTAL         0.00      99.00     0.00    36,165.44    0.00      0.00         0.00

              LOAN PURPOSE AS % OF CUR BAL     DOCUMENTATION AS % OF CUR BAL
            ------------------------------------------------------------------
   FICO     % OF CB     % OF CB     % OF CB   % OF CB   % OF CB     % OF CB
   BAND     PURCHASE    CASH-OUT   RATE TERM    FULL     STATED   LIMITED / NO
   ----     --------    --------   ---------    ----     ------   ------------

<= 460        85.35       14.65       0.00    100.00      0.00        0.00
461 - 480
481 - 500
501 - 520    100.00        0.00       0.00    100.00      0.00        0.00
521 - 540     92.08        7.92       0.00     69.29      0.00       30.71
541 - 560     66.71       25.88       7.40     92.46      0.00        7.54
561 - 580     77.20       21.59       1.20     97.45      0.00        2.55
581 - 600     75.78       21.30       2.92     97.14      0.00        2.86
601 - 620     61.32       35.04       3.63     80.17      6.60       13.23
621 - 640     72.20       24.19       3.61     42.14     32.85       25.01
641 - 660     73.69       21.55       4.75     26.17     48.45       25.38
661 - 680     81.40       14.67       3.93     23.23     55.20       21.56
681 - 700     84.24       13.36       2.40     25.27     58.76       15.98
701 - 720     86.69       10.86       2.45     30.19     57.23       12.58
721 - 740     84.90       12.76       2.34     25.30     57.44       17.26
741 - 760     88.98       10.53       0.48     37.88     47.76       14.36
> 760         94.48        3.84       1.67     43.57     47.10        9.33
TOTAL         78.07       18.55       3.38     39.44     42.04       18.52

TATE      LOAN            CURRENT         % OF
ODE      COUNT            BALANCE        CUR BAL
---      -----            -------        -------

AL           2             46,205.24       0.02
AK
AZ         266          8,165,740.37       3.98
AR           4             62,482.52       0.03
CA       1,511         78,181,460.46      38.13
CO         178          6,718,812.99       3.28
CT          76          2,513,572.04       1.23
DE           8            183,359.92       0.09
DC           3            143,322.28       0.07
FL         384         10,515,699.62       5.13
GA          60          1,710,219.81       0.83
GU
HI          41          1,673,173.22       0.82
ID          17            311,563.76       0.15
IL         336         11,177,140.25       5.45
IN          56          1,200,355.18       0.59
IA          24            567,983.48       0.28
KS          46          1,131,004.37       0.55
KY          29            737,437.96       0.36
LA           7            201,766.25       0.10
ME           3             92,569.70       0.05
MD          94          3,932,868.74       1.92
MA         107          4,768,117.08       2.33
MI         200          5,337,954.57       2.60
MN         167          5,414,907.92       2.64
MS           6            138,044.94       0.07
MO         123          3,150,752.67       1.54
MT           4            102,156.37       0.05
NE          22            503,822.66       0.25
NV         116          4,155,845.79       2.03
NH          13            459,216.18       0.22
NJ          68          2,145,916.35       1.05
NM          14            417,424.80       0.20
NY         105          4,234,558.75       2.07
NC          85          2,135,260.69       1.04
ND           2             26,457.50       0.01
OH         203          4,850,172.09       2.37
OK          33            693,344.87       0.34
OR          90          2,642,290.50       1.29
PA          49          1,249,946.53       0.61
PR
RI          33            971,816.85       0.47
SC          21            479,653.46       0.23
SD           2             40,377.91       0.02
TN          70          1,815,003.60       0.89
TX         528         13,954,290.96       6.81
UT          78          2,400,661.03       1.17
VT           2            100,871.87       0.05
VI          97          3,716,684.82       1.81
VA
WA         232          8,417,894.08       4.11
WV
WI          44          1,205,686.21       0.59
WY          10            225,989.29       0.11
Total    5,669        205,021,858.50     100.00